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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 20, 2004

                             NABORS INDUSTRIES LTD.
             (Exact name of registrant as specified in its charter)


           Bermuda                     000-49887                 980363970
(State or Other Jurisdiction          (Commission              (IRS Employer
      of Incorporation)               File Number)           Identification No.)


2nd Fl. International Trading Centre
Warrens
PO Box 905E
St. Michael, Barbados                                               N/A
(Address of Principal Executive Offices)                         (Zip Code)

        Registrant's telephone number, including area code (246) 421-9471

                                       N/A
          (Former name or former address, if changed since last report)


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ITEM 8.01.  OTHER EVENTS.

            Attached hereto as Exhibit 99.1 is a copy of the press release dated September 20, 2004 issued by Nabors Industries Ltd.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

            (c)   Exhibits

                  Exhibit No.         Description
                  -----------         -----------

                  99.1                Press Release of Nabors Industries Ltd.
                                      dated September 20, 2004.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    NABORS INDUSTRIES LTD.


Date: September 20, 2004            By: /s/ Daniel McLachlin
                                       -----------------------------------------
                                       Daniel McLachlin
                                       Vice President-Administration & Secretary


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                                  EXHIBIT INDEX



Exhibit No.          Description
-----------          -----------

99.1                 Press Release of Nabors Industries Ltd. dated
                     September 20, 2004.


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